EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in Form 10-KSB of our report dated January 19, 2004, relating to the consolidated financial statements of ITS Networks Inc. for its fiscal year ended September 30, 2003, which is incorporated by reference therein.

January  30,  2004
                              Murrell,  Hall,  McIntosh  &  Co.,  PLLP
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